====================================================================


               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.   20549




                            FORM 8-K



                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 12, 2003




                           Versar Inc.
____________________________________________________________________
     (Exact Name of Registrant as Specified in its Charter)



      Delaware               1-9309              54-0852979
____________________  ____________________  ____________________
  (State or Other       (Commission File        (IRS Employer
   Jurisdiction)            Number)          Identification No.)



         6850 Versar Center, Springfield, Virginia 22151
________________________________________________________________
            (Address of Principal Executive Offices)



                         (703) 750-3000
________________________________________________________________
      (Registrant's Telephone Number, Including Area Code)



                         Not Applicable
________________________________________________________________
  (Former Name or Former Address, if Changed Since Last Report)

====================================================================

Item 12.  Results of Operations and Financial Condition

     In accordance with SEC Release No. 33-8255, the following information is furnished.

     On November 11, 2003, Versar, Inc. announced via press release the Company's results for its first quarter ended September 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

                           SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       VERSAR, INC.





Date:  November 12, 2003               By
                         			/S/ Lawrence W. Sinnott
                                       ____________________________
                                       Lawrence W. Sinnott
                                       Senior Vice President, Chief
                                       Financial
                                       Officer and Treasurer
                                       (Principal Financial Officer)

                          Exhibit 99.1


FOR IMMEDIATE RELEASE:                 TUESDAY, NOVEMBER 11, 2003

    Versar Announces Continued Financial Improvement in the First
                     Quarter of Fiscal Year 2004

Springfield, VA -- Monday, November 11, 2003 -- VERSAR, Inc. (Amex: VSR) announced today that its net income for the first quarter of fiscal year 2004 was $343,000, or $0.05 per share. This is the second profitable quarter in a row and an improvement over the net loss of $0.19 reported for the first quarter of fiscal year 2003.

Operating income for the first quarter, ended September 30, 2003, was $397,000 versus a loss of $969,000 in the first quarter of fiscal year 2003. The significant improvement in operating income is primarily due to cost reduction efforts implemented in fiscal year 2003 to bring the Company's cost structure in-line with its business volume and the absence of a non-recurring restructuring charge.

Net service revenues for the first quarter of fiscal year 2004 were $8,229,000, an increase of 3% over that reported in fiscal year 2003. The increase was a result of higher revenues in the Company's Environmental segment in support of its expanding work in mold remediation. The increase in net service revenue was attained while there was a slight (2%) decrease in gross revenue due to reduced subcontracted construction work from last year.

Funded  Backlog improved by 28% from June 30, 2003,  because  the
Company obtained $23 million in new orders and now has a funded backlog of $41 million at the end of the first quarter of fiscal year 2004.

Dr. Ted Prociv, President and CEO of VERSAR said, "Our efforts to transform VERSAR continue to bear fruit. The focus on homeland defense, mold remediation and outsourcing of technical services is leading the way to a stable and profitable company. We now are placing our efforts on more fully exploiting our technology and intellectual property strengths with a focused marketing plan."

Dr. Prociv also said, "I am pleased with our continued financial and marketing success. The recent addition of United Bank as our financial partner to provide financing for working capital purposes is encouraging and we believe that this will provide a strong foundation to help VERSAR meet our Company's future business growth."

Versar, Inc., headquartered in Springfield, VA, is a publicly held professional services firm supporting government and industry in national defense/homeland defense programs, environmental health and safety and infrastructure revitalization. Versar operates a number of web sites, including the corporate Web sites, http://www.versar.com, http://www.homelanddefense.com, and http://www.geomet.com; and a B2B portal for homeland defense products and services, http://www.nbcprotect.com.

This press release contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described herein and in Versar's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended June 30, 2003.

Contact:  James Dobbs, Senior Vice President      (703) 642-6712
          Email:  jdobbs@versar.com
                  _________________

                 VERSAR, INC. AND SUBSIDIARIES
             Consolidated Statements of Operations
     (Unaudited - in thousands, except per share amounts)

                                          For the Three-Month
                                        Periods Ended September 30,
                                        ___________________________
                                            2003           2002
                                        ___________________________

GROSS REVENUE                           $  13,605      $   13,884
Purchased services and materials,
  at cost                                   5,376           5,860
                                        ___________    ____________

NET SERVICE REVENUE                         8,229           8,024
Direct costs of services and overhead       6,452           6,725
Selling, general and
  administrative expenses                   1,380           1,468
Non-recurring charge                          ---             800
                                        ___________    ____________

OPERATING INCOME (LOSS)                       397            (969)

OTHER EXPENSE
Interest expense                               54              32
                                        ___________    ____________

INCOME BEFORE TAX                             343          (1,001)

Income tax expense                            ---             400
                                        ___________    ____________

NET INCOME (LOSS)                       $     343      $   (1,401)
                                        ===========    ============

NET INCOME (LOSS) PER
  SHARE - BASIC AND DILUTED             $    0.05      $    (0.19)
                                        ===========    ============

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING - BASIC                7,260           7,227
                                        ===========    ============

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING - DILUTED              7,518           7,227
                                        ===========    ============